UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2018

Minerva Neurosciences, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36517	26-0784194
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1601 Trapelo Road Suite 286 Waltham, MA	02451
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code): (617) 600-7373

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) The Board of Directors (the “Board”) of Minerva Neurosciences, Inc. (the “Company”) previously approved the amendment and restatement of the Company’s Amended and Restated 2013 Equity Incentive Plan (the “2013 Plan”), subject to stockholder approval, to, among other things, increase the aggregate number of shares of common stock authorized for issuance under the 2013 Plan by 2,500,000 shares (the “Amended 2013 Plan”). On June 7, 2018, the Company’s stockholders approved the Amended 2013 Plan.

A complete copy of the Amended 2013 Plan is filed herewith as Exhibit 99.1. The above summary of the Amended 2013 Plan does not purport to be complete and is qualified in its entirety by reference to such exhibit.

Item 5.07   Submission of Matters to a Vote of Security Holders.

The results of matters submitted to a stockholder vote at the Annual Meeting of Stockholders of the Company held on June 7, 2018 (the “2018 Annual Meeting”) in Boston, Massachusetts are as follows:

Proposal 1: Election of Directors. Two nominees were elected to serve on the Board until the 2021 annual meeting of stockholders and until their successors are elected and qualified with the votes set forth below:

Nominee	For	Withheld	Broker Non-Votes
William F. Doyle	30,094,893	222,775	4,446,476
Hans Peter Hasler	30,150,643	167,025	4,446,476

Proposal 2: Ratification of Deloitte & Touche LLP as the independent registered public accounting firm for the Company’s fiscal year ending December 31, 2018. The selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018 was ratified with the votes set forth below:

For	Against	Abstain
25,245,736	9,511,960	6,448

Proposal 3: Approval of the Company’s Amended 2013 Plan to, among other things, increase the aggregate number of shares of common stock authorized for issuance under the plan by 2,500,000 shares. The amendment and restatement of the Company’s 2013 Plan to, among other things, increase the aggregate number of shares of common stock authorized for issuance under the plan by 2,500,000 shares was approved with the votes set forth below:

For	Against	Abstain	Broker Non-Votes
21,920,115	8,393,250	4,303	4,446,476

Item 9.01 Financial Statements and Exhibits. (d) Exhibits.

Exhibit No.	Description

99.1	Minerva Neurosciences, Inc. Amended and Restated 2013 Equity Incentive Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MINERVA NEUROSCIENCES, INC.

By:	/s/ Geoffrey Race
Name:	Geoffrey Race
Title:	Executive Vice President, Chief Financial Officer and Chief Business Officer

Date: June 11, 2018